                                                                EXHIBIT 10.6 (a)

                               FIRST AMENDMENT TO
                      IDEX CORPORATION AMENDED AND RESTATED
                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                 WHEREAS, this corporation has adopted the IDEX Corporation Amended and Restated Stock Option Plan for Outside Directors (the "Plan");

                 WHEREAS, the Plan currently prohibits a non-employee director who is a general partner, limited partner or full-time employee of either KKR Associates, L.P. or Kohlberg Kravis Roberts & Co., LLC (collectively "KKR") from participating in the Plan;

                 WHEREAS, all historical equity and contractual relationships between KKR and the Company have or will have ceased by December 31, 2003; thus, it is desirable to amend the Plan to remove the restriction on partners, limited partners and full-time employees of KKR from participating in the Plan;

                 NOW, THEREFORE, it is resolved that the Plan is amended effective January 1, 2004 by substituting the following for the definition of "Outside Director" contained in Article 1 thereof:

                 "Outside Director - a Director who is not then a full-time employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
                 Code) of the Company or of any corporation that is then a Parent Corporation or a Subsidiary."

                 In all other respects the Plan shall remain in full force and effect.

                 FURTHER RESOLVED, that the officers of this corporation are authorized to produce a copy of the Plan as conformed to reflect the foregoing amendment and to take all action appropriate and necessary to effectuate the foregoing amendment.

                                   * * * * * *

                  I, Frank J. Notaro, the Secretary of IDEX Corporation, do hereby certify that the foregoing resolutions were adopted by the Board of Directors of IDEX Corporation at a duly held meeting on November 20, 2003.

___________________________________
Secretary as Aforesaid